EXHIBIT 24

POWER OF ATTORNEY FOR EXECUTION OF FORM 10-K

TO BE FILED WITH THE SECURITIES & EXCHANGE COMMISSION

We, the undersigned Directors of WesBanco, Inc., hereby severally constitute and appoint James C. Gardill and/or Paul M. Limbert, and each of them singly, our true and lawful attorneys with full power to them, and each of them singly, to sign for us and in our names and in the capacities indicated below, the Annual Report of WesBanco to the Securities & Exchange Commission on Form 10-K to be filed for the year 2009 and any and all amendments thereto in our names and behalf in our capacities as Directors of WesBanco to enable WesBanco to comply with the provisions of the Securities Exchange Act of 1934, as amended, and all requirements of the Securities Exchange Act of 1934, as amended, hereby ratifying and conforming our signatures as they may be signed by our attorneys, or either of them, to said Form 10-K and any and all amendments thereto.

Pursuant to the requirements of the Securities Exchange Act of 1934, this Power of Attorney for purposes of executing the Form 10-K of WesBanco has been signed by the following persons in the capacities and on the dates indicated:

SIGNATURE	TITLE	DATE

/s/ James E. Altmeyer James E. Altmeyer	Director	3/9/2010

/s/ Ray A. Byrd Ray A. Byrd	Director	3/9/2010

/s/ R. Peterson Chalfant R. Peterson Chalfant	Director	3/9/2010

/s/ Christopher V. Criss Christopher V. Criss	Director	3/9/2010

/s/ Robert M. D’ Alessandri Robert M. D’Alessandri	Director	3/9/2010

/s/ Abigail M. Feinknopf Abigail M. Feinknopf	Director	3/9/2010

/s/ John W. Fisher II John W. Fisher II	Director	3/9/2010

/s/ Ernest S. Fragale Ernest S. Fragale	Director	3/9/2010

/s/ John D. Kidd John D. Kidd	Director	3/9/2010

/s/ Vaughn L. Kiger Vaughn L. Kiger	Director	3/9/2010

/s/ Robert E. Kirkbride Robert E. Kirkbride	Director	3/9/2010

/s/ D. Bruce Knox D. Bruce Knox	Director	3/9/2010

/s/ Jay T. McCamic Jay T. McCamic	Director	3/9/2010

/s/ F. Eric Nelson, Jr. F. Eric Nelson, Jr.	Director	3/9/2010

/s/ Henry L. Schulhoff Henry L. Schulhoff	Director	3/9/2010

Joan C. Stamp	Director	_______

/s/ Neil S. Strawser Neil S. Strawser	Director	3/9/2010

/s/ Reed J. Tanner Reed J. Tanner	Director	3/9/2010

/s/ Donald P. Wood Donald P. Wood	Director	3/9/2010